SUPPLEMENT DATED JULY 31, 1998

TO PROSPECTUS
DATED JULY 1, 1998
for
FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS issued by
AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY


	At page 13, in the section titled "Description of Annuity
Contract," the first sentence describing the "Issuance of a Contract" is replaced with the following:

In order to purchase a Contract, application must be made to the Company through a licensed representative of the Company, who is also a registered representative of a broker-dealer having a selling agreement with EquiTrust Marketing Services, Inc. (formerly FBL
Marketing Services, Inc.), the distributor and principal underwriter of the Contracts, or a broker-dealer having a selling agreement with such broker-dealer.


	At page 30, in the section titled "Distribution of the Contracts," the third sentence is replaced with the following:

Applications for Contracts are solicited by agents who are licensed by applicable state insurance authorities to sell the Company's variable annuity contracts and who are also registered representatives of broker-dealers having selling agreements with EquiTrust Marketing
Services, Inc. (formerly FBL Marketing Services, Inc.), distributor and principal underwriter of the Contracts or broker-dealers having selling agreements with such broker-dealer.